EXHIBIT (a)(1)(ii)
LETTER OF TRANSMITTAL
To Accompany Common Shares of
First Citizens Banc Corp
Tendered Pursuant to the Offer to Purchase Dated January 11, 2006
Expiration: 5:00 P.M., Eastern Time, February 24, 2006,
Unless the Offer is Extended
Depositary:
Illinois Stock Transfer Company
By Hand or Courier Delivery,
Overnight Delivery or Express
Or First Class Mail:
Illinois Stock Transfer Company
209 West Jackson Blvd., Suite 903
Chicago, Illinois 60606
Telephone: (800) 757-5755 or (312) 427-2953
(7:30 a.m. to 4:00 p.m. Central Time)
Facsimile Transmission: (312) 427-2879

DESCRIPTION OF CERTIFICATES TENDERED (See Instructions 1, 2 and 3)*

Shares Tendered
Name and Address of Registered Holder	(Attach Additional List, if Necessary)

Total Number of
		Shares	Number of
	Certificate	Represented	Shares
	Number(s)	by Certificate(s)	Tendered**

Total Shares

* Do not include shares being tendered by book-entry transfer.
** Unless otherwise indicated, it will be assumed that all shares represented by any certificates delivered to the Depositary are being tendered. See Instruction 3.

LOST CERTIFICATES
(See Instruction 12)

TENDER OF SHARES HELD IN THE DIVIDEND REINVESTMENT PLAN
      Check one of the following boxes only if tendering shares held in the First Citizens Dividend Reinvestment Plan (“DRP”):

☐	The undersigned tender(s) all uncertificated shares held by the Transfer Agent, as the plan administrator, in the name of the registered holders pursuant to the DRP, including any additional shares that may in the future be purchased by the undersigned prior to the expiration of the Offer pursuant to the DRP.

☐	The undersigned tender(s) shares held by the Transfer Agent, as the plan administrator, in the name of the registered holders pursuant to the DRP.

ODD LOTS
(See Instruction 8)
      This Section is to be completed ONLY if shares are being tendered by a person beneficially owning, as of the Expiration Date, an aggregate of fewer than 100 shares. The undersigned either (check one box):

☐	is the beneficial owner of an aggregate of fewer than 100 shares, all of which are being tendered, or

☐	is a broker, dealer, commercial bank, trust company or other nominee that (i) is tendering, for the beneficial owners thereof, shares with respect to which it is the record owner, and (ii) believes, based upon representations made to it by each beneficial owner, that the beneficial owner owned beneficially owns an aggregate of fewer than 100 shares, and is tendering all of those shares.

BOOK-ENTRY TRANSFER

☐	CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO THE DEPOSITARY’S ACCOUNT AT THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:
Name of Tendering Institution:

Account No.	Transaction Code No.

GUARANTEED DELIVERY
ONLY for shares held in street name.

☐	CHECK HERE AND COMPLETE THE FOLLOWING IF CERTIFICATES FOR TENDERED SHARES ARE BEING DELIVERED WITH THIS LETTER OF TRANSMITTAL AND A NOTICE OF GUARANTEED DELIVERY WAS PREVIOUSLY SENT TO THE DEPOSITARY FOR SUCH SHARES:

Name(s) of Registered Owner(s):

Date of Execution of Notice of Guaranteed Delivery:

Name of Institution Which Guaranteed Delivery:

Name of Tendering Institution

Account No.	Transaction Code No.

CONDITIONAL TENDER
(See Instruction 13)
A tendering shareholder may condition his or her tender of shares upon First Citizens purchasing a specified minimum number of the shares tendered, all as described in Section 6 of the Offer to Purchase. Unless at least the minimum number of shares you indicate below is purchased by First Citizens pursuant to the terms of the Offer, none of the shares tendered will be purchased. It is the tendering shareholder’s responsibility to calculate that minimum number of shares that must be purchased if any are purchased, and each shareholder is urged to consult his or her own tax advisor. Unless this box has been checked and a minimum specified, your tender will be deemed unconditional.

☐	The minimum number of shares that must be purchased, if any are purchased, is shares.

If, because of proration, the minimum number of shares designated will not be purchased, First Citizens may accept conditional tenders by random lot, if necessary. However, to be eligible for purchase by random lot, the tendering shareholder must have tendered all of his or her shares and checked the box below.

☐	The tendered shares represent all shares held by the undersigned.

SPECIAL PAYMENT INSTRUCTIONS
(See Instructions 5, 6 and 7)
      To be completed ONLY if the check for the purchase price of shares purchased and/or certificates for shares not tendered or not purchased are to be issued in the name of someone other than the undersigned.
Issue ☐ check and/or ☐ certificate(s) to:
Name:

(Please Print First, Middle & Last Name)
Address:

(including Zip Code)

(Taxpayer Identification or Social Security Number)

SPECIAL DELIVERY INSTRUCTIONS
(See Instructions 5, 6 and 7)
      To be completed ONLY if the check for the purchase price and/or for certificates for shares not tendered or not purchased are to be mailed to someone other than the Registered Holder.
Mail ☐ check and/or ☐ certificate(s) to:
Name:

(Please Print First, Middle & Last Name)
Address:

(including Zip Code)

(Taxpayer Identification or Social Security Number)
IF SPECIAL PAYMENT INSTRUCTIONS ARE BEING GIVEN, YOU MUST HAVE YOUR SIGNATURE
MEDALLION GUARANTEED. (See Instruction 5)
      The undersigned hereby tenders to First Citizens Banc Corp, the above-described common shares, without par value, at the purchase price of $23.00 per share, net to the seller in cash, without interest thereon, pursuant to First Citizens’ Offer to Purchase up to 500,000 shares upon the terms and subject to the conditions set forth in the Offer to Purchase, dated January 11, 2006, receipt of which is hereby acknowledged, and in this Letter of Transmittal, which together constitute the “Offer.”
      Subject to, and effective upon, acceptance for payment of and payment for the shares tendered herewith in accordance with the terms and subject to the conditions of the Offer, including, if the Offer is extended or amended, the terms and conditions of any such extension or amendment, the undersigned hereby sells, assigns and transfers to First Citizens all right, title and interest in and to all the shares that are being tendered hereby or orders the registration of the shares tendered by book-entry transfer that are purchased pursuant to the Offer, and irrevocably constitutes and appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned with respect to the shares, with full power of substitution, such power of attorney being deemed to be an irrevocable power coupled with an interest, to (a) deliver certificates for the shares, or transfer ownership of the shares on the account books maintained by the book-entry transfer facility, together, in any case, with all accompanying evidences of transfer and authenticity, to First Citizens upon receipt by the Depositary, as the undersigned’s agent, of the purchase price with respect to the shares, (b) present certificates for the shares for cancellation and transfer on the books of First Citizens and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of the shares, all in accordance with the terms of the Offer. First Citizens’ acceptance for payment of shares tendered pursuant to the Offer will constitute a binding agreement between the undersigned and First Citizens upon the terms and subject to the conditions of the Offer.
      The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the shares tendered hereby and that, when and to the extent the same are accepted for payment by First Citizens, First Citizens will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges, encumbrances, conditional sales agreements or other obligations relating to the sale or transfer thereof, and the same will not be subject to any adverse claims. The undersigned will, upon request, execute and deliver any additional documents deemed by the Depositary or First Citizens to be necessary or desirable to complete the sale, assignment and transfer of the shares tendered hereby.

      The undersigned recognizes that, under certain circumstances set forth in the Offer, First Citizens may terminate or amend the Offer or may postpone the acceptance for payment of, or the payment for, shares tendered or may not be required to purchase any of the shares tendered hereby.
      Unless otherwise indicated under “Special Payment Instructions,” please issue the check for the purchase price of any shares purchased, and/or return any shares not tendered or not purchased, in the name(s) of the undersigned, and, in the case of shares tendered by book-entry transfer, by credit to the account at the book-entry transfer facility. Similarly, unless otherwise indicated under “Special Delivery Instructions,” please mail the check for the purchase price of any shares purchased and/or any certificates for shares not tendered or not purchased, and accompanying documents, as appropriate, to the undersigned at the address shown below the undersigned’s signature(s). In the event that both “Special Payment Instructions” and “Special Delivery Instructions” are completed, please issue the check for the purchase price of any shares purchased and/or return any shares not tendered or not purchased in the name(s) of, and mail said check and/or any certificates to, the person(s) so indicated. The undersigned recognizes that First Citizens has no obligation, pursuant to the “Special Payment Instructions,” to transfer any shares from the name of the registered holder(s) thereof if First Citizens does not accept for payment any of the shares so tendered.
IMPORTANT — SIGN AND DATE BELOW AND COMPLETE SUBSTITUTE FORM W-9 INCLUDED IN THIS LETTER OF TRANSMITTAL
      Dated:                               , 2006

      Signature(s) of Shareholder (or agent or representative if proper documentation is submitted. See Instruction 5.)
Print Names:

Telephone Number:

MEDALLION SIGNATURE GUARANTEE (See Instruction 5)

PAYER’S NAME: FIRST CITIZENS BANC CORP

SUBSTITUTE Form W-9 Department of the Treasury Internal Revenue Service Payer’s Request for Taxpayer Identification Number and Certification	Part 1 — TAXPAYER IDENTIFICATION NO. — FOR ALL ACCOUNTS ENTER YOUR TAXPAYER IDENTIFICATION NUMBER IN THE APPROPRIATE BOX. FOR MOST INDIVIDUALS AND SOLE PROPRIETORS, THIS IS YOUR SOCIAL SECURITY NUMBER. FOR OTHER ENTITIES, IT IS YOUR EMPLOYER IDENTIFICATION NUMBER. IF YOU DO NOT HAVE A NUMBER, SEE “HOW TO OBTAIN A TIN” IN THE ENCLOSED GUIDELINES. Note: If the account is in more than one name, see the chart on the enclosed Guidelines to determine what number to enter.
Please fill in your name and address
Name
Business name, if different from above
Address (number and street)
City, State and Zip Code
Check appropriate box:
☐  Individual/Sole proprietor  ☐ Corporation
☐  Partnership  ☐ Other
Address (number and street)
City, State and Zip Code	--------------------------------------- Social Security Number(s) OR --------------------------------------- Employer Identification Number(s)

Part 2 — CERTIFICATION — For Payees Exempt from Backup Withholding (see enclosed Guidelines) — Under penalties of perjury, I certify that:

(1) The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me);

(2) I am not subject to backup withholding either because (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (“IRS”) that I am subject to backup withholding as a result of a failure to report all interest or dividends or (c) the IRS has notified me that I am no longer subject to backup withholding; and

(3) I am a U.S. person (including a U.S. resident alien).	Part 3: — Awaiting TIN ☐
Taxpayer Identification Number For Payees exempt from backup Withholding, see the Important Tax Information above and Guidelines for Certification of Taxpayer Identification Number of Substitute Form W-9 enclosed

Certificate Instructions — You must cross out Item (2) in Part 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return and you have not been notified by the IRS that you are no longer subject to backup withholding. For real estate transactions, item 2 does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement, and generally, payments other than interest and dividends, you are not required to sign the Certification, but you must provide your correct TIN. (See the enclosed Guidelines).
Signature Date ------------------------------------------------------------------------- , 2006

NOTE:	FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 28% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.
     YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 2 OF THE SUBSTITUTE FORM W-9.
CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER
I certify under penalties of perjury that a taxpayer identification number has not been issued to me and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate IRS Center or Social Security Administration Office or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 28% of all payments of the purchase price made to me thereafter will be withheld until I provide a number.
Signature ______________________________  Date _________________________ , 2006
     DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE NUMBER OTHER THAN ONE LISTED ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.
     THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THE LETTER OF TRANSMITTAL IS COMPLETED.

INSTRUCTIONS
FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER
      1. Delivery of Letter of Transmittal and Shares; Guaranteed Delivery Procedures. This Letter of Transmittal or, in the case of a book-entry transfer, an agent’s message, as defined below, is to be used either if certificates are to be forwarded herewith or if delivery of shares is to be made by book-entry transfer pursuant to the procedures set forth in Section 3 of the Offer to Purchase. If you want to tender your shares in this Offer and your shares are held in street name, but (1) your certificates are not immediately available, (2) you cannot deliver all documents required by this Letter of Transmittal to the Depositary before this Offer expires, or (3) you cannot comply with the procedure for book-entry transfer on a timely basis, you can still tender your shares if you comply with the guaranteed delivery procedure set forth below. Certificates for all physically delivered shares, or a confirmation of a book-entry transfer into the Depositary’s account at the book-entry transfer facility of all shares delivered electronically, as well as a properly completed and duly executed Letter of Transmittal and any other documents required by this Letter of Transmittal, must be received by the Depositary at the address set forth on the front page of this Letter of Transmittal on or prior to the Expiration Date. The term “Agent’s Message” means a message transmitted by the book-entry transfer facility to, and received by, the Depositary and forming a part of the book-entry confirmation, which states that the book-entry transfer facility has received an express acknowledgement from a participant in the book-entry transfer facility tendering the shares, that such participant has received and agrees to be bound by the terms of the Letter of Transmittal and that First Citizens may enforce the agreement against the participant.
      Guaranteed Delivery. If you wish to tender your shares and your shares are held in street name, but your share certificate(s) are not immediately available or cannot be delivered to the Depositary before this Offer expires, the procedure for book-entry transfer cannot be completed on a timely basis, or if time will not permit all required documents to reach the Depositary before this Offer expires, your shares may still be tendered if all of the following conditions are satisfied: (1) the tender is made by or through an Eligible Institution; (2) the Depositary receives by hand, mail, overnight courier or facsimile transmission, before the Expiration Date, a properly completed and duly executed Notice of Guaranteed Delivery in the form provided with this Letter of Transmittal, including (where required) a signature guarantee by an Eligible Institution in the form set forth in the Notice of Guaranteed Delivery; and (3) all of the following are received by the Depositary within three Nasdaq trading days after the date of receipt by the Depositary of the Notice of Guaranteed Delivery: (i) one of (a) the certificates for the shares or (b) a confirmation of receipt of the shares pursuant to the procedure for book-entry transfer described in this Instruction 1; (ii) one of (a) a properly completed and executed Letter of Transmittal or a manually executed facsimile of it, including any required signature guarantees, or (b) an Agent’s Message of the type described in this Instruction 1 in the case of a book-entry transfer; and (iii) any other documents required by this Letter of Transmittal.
      THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL, SHARE CERTIFICATES AND ALL OTHER REQUIRED DOCUMENTS IS AT THE OPTION AND RISK OF THE TENDERING SHAREHOLDER, AND DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY. IF CERTIFICATES FOR SHARES ARE SENT BY MAIL, WE RECOMMEND SENDING THEM BY REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED. DO NOT MAIL OR DELIVER TO FIRST CITIZENS.
      Except as specifically permitted by Section 6 of the Offer to Purchase, no alternative or contingent tenders will be accepted. By executing this Letter of Transmittal, or a facsimile of it, the tendering shareholder waives any right to receive any notice of the acceptance for payment of the shares.
      2. Inadequate Space. If the space provided is inadequate, the certificate numbers and/or the number of shares should be listed on a separate signed schedule and attached hereto.
      3. Partial Tenders; Not Applicable to Shareholders Who Tender by Book-Entry Transfer. If fewer than all the shares represented by any certificate delivered to the Depositary are to be tendered, fill in the number of shares that are to be tendered in the box entitled “Number of Shares Tendered.” In this case, a new certificate for the remainder of the shares represented by the old certificate will be sent to the person(s) signing this Letter of Transmittal, unless otherwise provided in the “Special Payment Instructions” or “Special Delivery Instructions” boxes on this Letter of Transmittal, promptly following the expiration or termination of the Offer. All shares represented by certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.
      4. Signatures on Letter of Transmittal; Stock Powers and Endorsements. If this Letter of Transmittal is signed by the registered holder(s) of the shares, the signature(s) must correspond with the name(s) as written on the face of the certificates. If any of the shares are held of record by two or more persons, all persons must sign this Letter of Transmittal. If any of the shares tendered are registered in different names on different certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.
      IF THIS LETTER OF TRANSMITTAL IS SIGNED BY THE REGISTERED HOLDER(S) OF THE SHARES TENDERED, NO ENDORSEMENTS OF CERTIFICATES OR SEPARATE STOCK POWERS ARE REQUIRED UNLESS PAYMENT OF THE PURCHASE PRICE IS TO BE MADE TO, OR SHARES NOT TENDERED OR NOT PURCHASED ARE TO BE REGISTERED IN THE NAME OF, ANY PERSON OTHER THAN THE REGISTERED HOLDER(S). SIGNATURES ON ANY SUCH CERTIFICATES OR STOCK POWERS MUST BE GUARANTEED BY AN ELIGIBLE INSTITUTION. SEE INSTRUCTION 5.
      If this Letter of Transmittal is signed by a person other than the registered holder(s) of the shares tendered, certificates evidencing the shares tendered must be endorsed or accompanied by appropriate stock powers, in either case, signed exactly as the name(s) of the registered holder(s) appear(s) on the certificates for the shares. Signature(s) on any certificates or stock powers must be guaranteed by an Eligible Institution. See Instruction 5.
      If this Letter of Transmittal or any certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, the person should so indicate when signing, and proper evidence satisfactory to First Citizens of the authority of the person so to act must be submitted.
      5. Guarantee of Signatures. If the shareholder has completed the box entitled “Special Payment Instructions,” “Special Delivery Instructions,” or if this Letter of Transmittal is signed by a person other than the registered holder(s) of the shares, all signatures on this Letter of Transmittal must be medallion guaranteed by a firm that is a member of the Medallion Signature Guarantee Program , or by any other Eligible Institution, as such term is described in Section 3 of the Offer to Purchase.
      6. Stock Transfer Taxes. First Citizens will pay or cause to be paid any stock transfer taxes with respect to the sale and transfer of any shares to it or its order pursuant to the Offer. If, however, payment of the purchase price is to be made to, or shares not tendered or not purchased are to be registered in the name of, any person other than the registered holder(s), or if tendered shares are registered in the name of any person other than the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes, whether imposed on the registered holder(s), the other person or otherwise, payable on account of the transfer to the person will be deducted from the purchase price unless satisfactory evidence of the payment of taxes, or exemption therefrom, is submitted. See Section 5 of the Offer to Purchase. EXCEPT AS PROVIDED IN THIS INSTRUCTION 6, IT WILL NOT BE NECESSARY TO AFFIX TRANSFER TAX STAMPS TO THE CERTIFICATES REPRESENTING SHARES TENDERED HEREBY.
      7. Special Payment and Delivery Instructions. If the check for the purchase price of any shares purchased is to be issued in the name of, and/or any shares not tendered or not purchased are to be returned to, a person other than the person(s) signing this Letter of Transmittal or if the check and/or any certificates for shares not tendered or not purchased are to be mailed to someone other than the person(s) signing this Letter of Transmittal or to an address other than that shown above in the box captioned “Description of Shares Tendered,” then the boxes captioned “Special Payment Instructions” and/or “Special Delivery Instructions” on this Letter of Transmittal should be completed. Shareholders tendering shares by book-entry transfer will have any shares not accepted for payment returned by crediting the account maintained by the shareholder at the book-entry transfer facility from which the transfer was made.
      8. Odd Lots. As described in the Offer to Purchase, if fewer than all shares validly tendered at or below the purchase price and not withdrawn on or prior to the Expiration Date are to be purchased, the shares purchased first will consist of all shares tendered by any shareholder who beneficially owned as of the Expiration Date an aggregate of fewer than 100 shares and who validly and unconditionally tendered all the shares. Partial or conditional tenders of shares will not qualify for this preference. This preference will not be available unless the box captioned “Odd Lots” in this Letter of Transmittal is completed.
      9. Substitute Form W-9 and Form W-8. THE TENDERING SHAREHOLDER IS REQUIRED TO PROVIDE THE DEPOSITARY WITH EITHER A CORRECT TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9, WHICH IS PROVIDED UNDER “IMPORTANT TAX INFORMATION” BELOW, OR A PROPERLY COMPLETED FORM W-8. FAILURE TO PROVIDE THE INFORMATION ON EITHER SUBSTITUTE FORM W-9 OR FORM W-8 MAY SUBJECT THE TENDERING SHAREHOLDER TO 28% FEDERAL INCOME TAX BACKUP WITHHOLDING ON THE PAYMENT OF THE PURCHASE PRICE. The box in Part 2 of Substitute Form W-9 may be checked if the tendering shareholder has not been issued a taxpayer identification number and has applied for a number or intends to apply for a number in the near future. If the box in Part 2 is checked and the Depositary is not provided with a taxpayer identification number by the time of payment, the Depositary will withhold 28% on all payments of the purchase price thereafter until a taxpayer identification number is provided to the Depositary.
      10. Requests for Assistance or Additional Copies. Any questions or requests for assistance may be directed to the Information Agent at its telephone number and address listed below. Requests for additional copies of the Offer to Purchase, this Letter of Transmittal, Notice of Guaranteed Delivery or other offer materials may be directed to the Information Agent and copies will be furnished promptly at First Citizens’ expense. Shareholders may also contact their local broker, dealer, commercial bank or trust company for assistance concerning the Offer.
      11. Irregularities. All questions as to the purchase price, the form of documents, and the validity, eligibility, including time of receipt, and acceptance of any tender of shares will be determined by First Citizens, in its sole discretion, and its determination shall be final and binding. First Citizens reserves the absolute right to reject any or all tenders of shares that it determines are not in proper form or the acceptance for payment of or payment for shares that may, in the opinion of First Citizens’ counsel, be unlawful. Except as otherwise provided in the Offer to Purchase, First Citizens also reserves the absolute right to waive any of the conditions to the Offer or any defect or irregularity in any tender of shares and First Citizens’ interpretation of the terms and conditions of the Offer, including these Instructions, shall be final and binding. Unless waived, any defects or irregularities in connection with tenders must be cured within such time as First Citizens shall determine. None of First Citizens, the Information Agent, the Depositary, or any other person shall be under any duty to give notice of any defect or irregularity in tenders, nor shall any of them incur any liability for failure to give any such notice. Tenders will not be deemed to have been made until all defects and irregularities have been cured or waived.
      12. Lost Certificate(s). Shareholders whose certificate or certificates for part or all of their shares have been lost, stolen, misplaced or destroyed may contact our transfer agent, Illinois Stock Transfer Co., between 7:30 a.m. and 4:00 p.m. Central Time at 800-757-5755 or 312-427-2953 for instructions as to obtaining a replacement. The replacement certificate will then be required to be submitted together with the Letter of Transmittal in order to receive payment for shares that are tendered and accepted for payment. Shareholders are urged to contact Illinois Stock Transfer Co. immediately in order to permit timely processing of this documentation and to determine if the posting of a bond is required.
      13. Conditional Tenders. As described in Sections 1 and 6 of the Offer to Purchase, shareholders may condition their tenders on all or a minimum number of their tendered shares being purchased. If you wish to make a conditional tender, you must indicate this in the box captioned “Conditional Tender” in this Letter of Transmittal or, if applicable, the Notice of Guaranteed Delivery. In the box in this Letter of Transmittal or the Notice of Guaranteed Delivery, you must calculate and appropriately indicate the minimum number of shares that must be purchased if any are to be purchased.
      As discussed in Sections 1 and 6 of the Offer to Purchase, proration may affect whether First Citizens accepts conditional tenders and may result in shares tendered pursuant to a conditional tender being deemed withdrawn if the minimum number of shares would not be purchased. If, because of proration, the minimum number of shares that you designate will not be purchased, First Citizens may accept conditional tenders by random lot, if necessary. However, to be eligible for purchase by random lot, you must have tendered all your shares and check the box so indicating. Upon selection by random lot, if any, First Citizens will limit its purchase in each case to the designated minimum number of shares.
      All tendered shares will be deemed unconditionally tendered unless the “Conditional Tender” box is completed. If you are an “odd lot” holder and you tender all of your shares, you cannot conditionally tender, since your shares will not be subject to proration. Each shareholder is urged to consult his or her own tax advisor.
      This Letter of Transmittal, properly completed and duly executed, together with certificates representing shares being tendered (or confirmation of book-entry transfer) and all other required documents, must be received by the Depositary before 5:00 p.m., Eastern Time, on the Expiration Date, or the tendering shareholder must comply with the procedures for guaranteed delivery.
      IMPORTANT: THIS LETTER OF TRANSMITTAL, TOGETHER WITH CERTIFICATES OR CONFIRMATION OF BOOK-ENTRY TRANSFER AND ALL OTHER REQUIRED DOCUMENTS MUST BE RECEIVED BY THE DEPOSITARY ON OR PRIOR TO THE EXPIRATION DATE.

IMPORTANT TAX INFORMATION
      Under federal income tax law, a shareholder whose tendered shares are accepted for payment is required to provide the Depositary, as payer, with the shareholder’s correct taxpayer identification number on Substitute Form W-9 below. If the shareholder is an individual, the taxpayer identification number is his or her social security number. For businesses and other entities, the number is the employer identification number. If the Depositary is not provided with the correct taxpayer identification number or properly completed Form W-8, the shareholder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, payments that are made to such shareholder with respect to shares purchased pursuant to the Offer may be subject to backup withholding.
      Certain shareholders, including, among others, all corporations and certain foreign individuals and entities, are not subject to these backup withholding and reporting requirements. In order for a noncorporate foreign shareholder to qualify as an exempt recipient, that shareholder must complete and sign a Form W-8, Certificate of Foreign Status, attesting to that shareholder’s exempt status. The Form W-8 can be obtained from the Depositary. Exempt shareholders, other than noncorporate foreign shareholders, should furnish their taxpayer identification number, write “Exempt” on the face of the Substitute Form W-9 below and sign, date and return the Substitute Form W-9 to the Depositary. See the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” for additional instructions.
      If federal income tax backup withholding applies, the Depositary is required to withhold 28% of any payments made to the shareholder. Backup withholding is not an additional tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of the tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained.
PURPOSE OF SUBSTITUTE FORM W-9 AND FORM W-8
      To avoid backup withholding on payments that are made to a shareholder with respect to Shares purchased pursuant to the Offer, the shareholder is required to notify the Depositary of his or her correct taxpayer identification number by completing the Substitute Form W-9 included in this Letter of Transmittal certifying that the taxpayer identification number provided on Substitute Form W-9 is correct and that (1) the shareholder has not been notified by the Internal Revenue Service that he or she is subject to federal income tax backup withholding as a result of failure to report all interest or dividends or (2) the Internal Revenue Service has notified the shareholder that he or she is no longer subject to federal income tax backup withholding. Foreign shareholders must submit a properly completed Form W-8 in order to avoid the applicable backup withholding; provided, however, that backup withholding will not apply to foreign shareholders subject to 30% (or lower treaty rate) withholding on gross payments received pursuant to the Offer.
WHAT NUMBER TO GIVE THE DEPOSITARY
      The shareholder is required to give the Depositary the social security number or employer identification number of the registered owner of the shares. If the shares are in more than one name or are not in the name of the actual owner, consult the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance on which number to report.
Information Agent:
KEEFE, BRUYETTE & WOODS, INC.
211 Bradenton Drive
Columbus, Ohio 43017
TOLL FREE: (877) 298-6520